SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         March 13, 2017
                         Date of Report
                (Date of Earliest Event Reported)

                 AMERICAN STANDARD WALLET, INC.
         (Exact Name of Registrant as Specified in its Charter)

               LARK STREET ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

Delaware                   000-55670                      81-3495101
(State or other     (Commission File Number)            (IRS Employer
jurisdiction of                                           Number)
incorporation)

               3435 Wilshire Boulevard, Suite 1720
                Los Angeles, California 90010
         (Address of principal executive offices) (zip code)

                         714-600-3188
        (Registrant's telephone number, including area code)

                    9545 Wilshire Boulevard
                 Beverly Hills, California 90212
          (Former Address of Principal Executive Offices)

ITEM 3.02 Unregistered Sales of Equity Securities

     On March 14, 2017, American Standard Wallet, Inc., formerly Lark Street Acquisition Corporation. (the "Registrant" or the "Company") issued 8,000,000 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 100% of the total outstanding 8,000,000 shares of common stock as follows:

               James Koh     8,000,000

     With the issuance of the stock and the redemption of 20,000,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company may develop its business plan by future acquisitions or mergers but no agreements have been reached regarding any acquisition or other business combination. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01   Changes in Control of Registrant

  On March 13, 2017, the following events occurred which resulted in a change of control of the Registrant:

  1. The Registrant cancelled an aggregate of 20,000,000 of the then 20,000,000 shares of outstanding stock valued at par.

  2.   The then current officers and directors resigned.

  3.   New officer(s) and director(s) were appointed and elected.

  The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on August 9, 2016 as amended and supplemented by the information contained in this report.

ITEM 5.02   Departure of Directors or Principal Officers;
            Election of Directors

  On March 13, 2017, the following events occurred:

       James M. Cassidy resigned as the Registrant's president, secretary and director.

       James McKillop resigned as the Registrant's vice president and director.

       James Koh was named sole director of the Registrant.

       James Koh was named President, Secretary and Chief Financial Officer of the Registrant.

  James Koh serves as President, Secretary, Chief Financial Officer and sole director of the Registrant. Mr. Koh has experience in wireless telecommunication research and development and has served as the CEO of a company designed to develop cell phone technology and compete in the cell phone industry in Mexico and Canada. For more than 11 years, Mr. Koh has also served as CEO of Tiger Stand Corporation overseeing that company's sales, marketing and operations management in the telecommunication industry.

                           SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                           AMERICAN STANDARD WALLET, INC.

Date: March 14, 2017
                           /s/ James Koh, President